UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2024
AirSculpt Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40973 (Commission File Number)	87-1471855 (IRS Employer Identification No.)

1111 Lincoln Road, Suite 802 Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)
(786) 709-9690
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.001 par value per share	AIRS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.
On November 8, 2024, AirSculpt Technologies, Inc. (the “Company”) issued a press release announcing results for the three and nine months ended September 30, 2024 and affirming annual guidance. A copy of the press release is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
The Company makes reference to non-GAAP financial measures in the attached press release and a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measures is provided therein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Accounting Officer
Effective November 6, 2024, the board of directors of the Company appointed Philip Bodie to serve as Chief Accounting Officer (“CAO”) of the Company.
Philip Bodie, age 38, has served as Senior Vice President and Corporate Controller of the Company since June 2021. Prior to joining the Company, Mr. Bodie held various senior financial management roles, including serving as Principal Consultant, Accounting Services at Formos Consulting, LLC from December 2020 to June 2021, as Vice President, Finance of myNEXUS from September 2019 to December 2020, and as Vice President, Financial Reporting and FP&A of Surgery Partners, Inc. from October 2012 to June 2019. Mr. Bodie started his career at Ernst and Young, LLP and holds certifications as a Certified Public Accountant and a Certified Fraud Examiner. Mr. Bodie received his Bachelor of Arts in Economics from Vanderbilt University and his Master of Accountancy from Belmont University.
There are no arrangements or understandings between Mr. Bodie and any other person pursuant to which he was selected as an executive officer of the Company, and there are no family relationships between Mr. Bodie and any of the Company’s directors or executive officers. Mr. Bodie has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.
At this time, any compensation arrangements in connection with Mr. Bodie’s appointment have not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing any compensation adjustments made in connection with Mr. Bodie’s appointment if and when they have been determined.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release dated November 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2024

AirSculpt Technologies, Inc.

	By:	/s/ Dennis Dean
Name: Dennis Dean
Title: Interim Chief Executive Officer
and Chief Financial Officer
[Signature Page to the Form 8-K]